CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.18

THE National Institutes of Health

PATENT LICENSE AGREEMENT – EXCLUSIVE

COVER PAGE

For the NIH internal use only:

License Number: L-224-2015/0

License Application Number:   A-107-2014

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

[***]

Licensee:    bluebird bio, Inc.

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention):   n/a

Additional Remarks:   none

Public Benefit(s):

Autologous cell therapy has shown the potential to result in a significant and durable clinical benefit to patients with advanced tumors; the newest iteration of this approach uses engineered chimeric antigen receptors (CAR) to activate T cell response to the tumor. B cell maturation antigen (BCMA) is an attractive target for application of CAR technology due to its expression in different tumor types (especially hematological cancers) and lack of expression in non-transformed tissues; therefore, development of BCMA CAR products by the Licensee, in partnership with the NIH, has the potential to generate new, efficacious, and safe therapies for patients that have not responded to all other therapies.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options).  The Parties to this Agreement are:

1)	The National Institutes of Health (“NIH”), an agency within the Department of Health and Human Services (“HHS”); and
2)	The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as the “Licensee”.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The NIH and the Licensee agree as follows:

1.	BACKGROUND
1.1	In the course of conducting biomedical and behavioral research, the NIH or the FDA investigators made inventions that may have commercial applicability.
1.2

By assignment of rights from NIH or FDA employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions.  HHS also owns any tangible embodiments of these inventions actually reduced to practice by the NIH or the FDA.

1.3	The Secretary of HHS has delegated to the NIH the authority to enter into this Agreement for the licensing of rights to these inventions.
1.4	The NIH desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.
1.5	The Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.
2.	DEFINITIONS
2.1

“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with the Licensee.  For this purpose, the term "control" shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity.

2.2	“Benchmarks” mean the performance milestones that are set forth in Appendix D.
2.3

“Combination Product” means a product that contains a Licensed Product(s) and at least one other active therapeutic component or device other than a Licensed Product(s) that is not claimed or covered by the Licensed Patent Rights.

2.4	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.
2.5	“CRADA” means a Cooperative Research and Development Agreement.
2.6	“FDA” means the Food and Drug Administration.
2.7

“First Commercial Sale” means the initial transfer by or on behalf of the Licensee, its Affiliates or sublicensees of the Licensed Products or the initial practice of a Licensed Process by or on behalf of the Licensee, its Affiliates, or sublicensees in a country or other jurisdiction, in each case, after all applicable marketing and pricing approvals (if any) have been granted by the

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applicable governing regulatory authority in such country or other jurisdiction, in exchange for cash or some equivalent consideration to which value can be assigned for the purpose of determining Net Sales.

2.8	“Government” means the Government of the United States of America.
2.9	“Licensed Fields of Use” means the fields of use identified in Appendix B
2.10	“Licensed Patent Rights” shall mean, subject to Paragraph 6.6:
(a)

Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.10(a):
(i)	continuations‑in‑part of 2.10(a);
(ii)	all divisions and continuations of these continuations‑in‑part;
(iii)	all patents issuing from these continuations‑in‑part, divisions, and continuations;
(iv)	priority patent application(s) of 2.10(a); and
(v)	any reissues, reexaminations, and extensions of these patents;
(c)

to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.10(a): all counterpart foreign and U.S. patent applications and patents to2.10(a) and 2.10(b), including those listed in Appendix A; and

(d)

Licensed Patent Rights shall not include claims included in patents or applications identified in 2.10(b) or 2.10(c) to the extent that such claims are directed to new matter which is not the subject matter disclosed in 2.10(a).

2.11	“Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights.
2.12	“Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights.
2.13	“Licensed Territory” means the geographical area identified in Appendix B.
2.14	(a)“Net Sales” means [***]

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2.15

“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

2.16

“Research License” means a nontransferable, nonexclusive license to make and to use the Licensed Products or the Licensed Processes as defined by the Licensed Patent Rights for purposes of research and not for purposes of commercial manufacture, sale, or distribution in lieu of purchase.

2.17	[***].
2.18

“Licensee’s Development Partner” means Celgene Corporation, which was identified in Licensee’s commercial development plan included with its license application as Licensee’s partner for developing and commercializing the Licensed Patent Rights.

2.19	“Notice” means a legal notification by Licensee to NIH that is delivered in a written format to NIH’s official mailing address for Agreement notices and reports.
2.20

“Collaboration and Option Agreement” means the amended and restated master collaboration agreement between Licensee and Licensee’s Development Partner, dated as of June 3, 2015, focused on anti-BCMA product candidates, and as may be amended from time to time.

3.	GRANT OF RIGHTS
3.1

The NIH hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Field of Use I and to practice and have practiced any Licensed Process(es) in the Licensed Field of Use I.

3.2

The NIH hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, a non-exclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Field of Use II and to practice and have practiced any Licensed Process(es) in the Licensed Field of Use II. [***]

3.3

This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the NIH other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	SUBLICENSING
4.1

Upon written approval, which shall include prior review of any sublicense agreement by the NIH and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements under the Licensed Patent Rights.  With respect to any proposed sublicense agreement, if the NIH does not provide the Licensee with a written objection thereof within [***] after the date the NIH receives Notice of Licensee’s intent to sublicense and a copy of the proposed sublicense from the Licensee, the NIH shall be deemed to have given its approval of such sublicense agreement and the Licensee shall have the right to enter into such sublicense agreement.

The NIH hereby provides written approval for the Collaboration and Option Agreement with the following stipulations:

[***]

4.2

The Licensee agrees that any sublicenses granted by it shall provide that the obligations to the NIH of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, 13.6-13.8 of this Agreement shall be explicitly binding to sublicensee as if it were a party to this Agreement.

4.3

Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the NIH, at the option of the sublicensee, upon termination of this Agreement under Article 13.  This conversion is subject to the NIH approval, which will not be unreasonably withheld, and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4

The Licensee agrees to forward to the NIH a complete copy of each fully executed sublicense agreement postmarked within [***] of the execution of the agreement.  To the extent permitted by law, the NIH agrees to maintain each sublicense agreement in confidence.

5.	STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS
5.1

(a)the NIH reserves on behalf of the Government an irrevocable, non-exclusive, non-transferable, royalty‑free license for the practice of all inventions licensed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory; and

(b)

in the event that the Licensed Patent Rights are Subject Inventions made under CRADA, the Licensee grants to the Government, to the extent set forth in 15 U.S.C. §3710a(b)(1)(A), a non-exclusive, non-transferable, irrevocable, paid‑up license to practice the Licensed Patent Rights or have the Licensed Patent Rights practiced throughout the world by or on behalf of the Government.  In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non‑Federal party.

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5.2

The Licensee agrees that products used or sold in the United States embodying the Licensed Products or produced through use of the Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the NIH, which written waiver will not be unreasonably withheld or denied.

5.3

The Licensee acknowledges that the NIH may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement.  The Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with the NIH when acquiring these rights is necessary in order to make a CRADA project feasible.  The Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4

(a)in addition to the reserved license of Paragraph 5.1, the NIH reserves the right to grant Research Licenses directly or to require the Licensee to grant Research Licenses on reasonable terms.  The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility.  In order to safeguard the Licensed Patent Rights, however, the NIH shall consult with the Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; and

(b)

in exceptional circumstances, and in the event that the Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, to the extent set forth in 15 U.S.C. §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if the Licensee fails to grant this license, the Government retains the right to grant the license itself.  The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)	the action is necessary to meet health or safety needs that are not reasonably satisfied by the Licensee;
(ii)	the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or
(iii)	the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and
(c)	the determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(b).
(d)

The NIH acknowledges and agrees that a Research License or other right granted pursuant to this Paragraph 5.4 shall only pertain to the Licensed Patent Rights and shall not include a right or license to any patent or other intellectual property right solely owned or solely controlled by the Licensee or its Affiliates

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other than the Licensed Patent Rights. Without limiting the foregoing, except as expressly provided herein, nothing contained in this Agreement shall be construed as granting, by implication, estoppel or otherwise, any licenses or rights under any patents or other intellectual property rights other than the Licensed Patent Rights.

5.5

Notwithstanding anything to the contrary set forth in this Agreement, the NIH shall not grant to any third party any rights under the Licensed Patent Rights within the Licensed Field of Use I and shall not provide any Licensed Products or materials made through the Licensed Processes to any third party for any commercial purpose within the Licensed Field of Use I.

6.	ROYALTIES AND REIMBURSEMENT
6.1	The Licensee agrees to pay the NIH a non-creditable, non-refundable license issue royalty as set forth in Appendix C.
6.2

The Licensee agrees to pay the NIH a non-refundable, fully creditable (against earned royalties due for sales made in that specific year under Paragraph 6.3 below) minimum annual royalty as set forth in Appendix C.

6.3	The Licensee agrees to pay the NIH earned royalties as set forth in Appendix C.
6.4	The Licensee agrees to pay the NIH benchmark royalties as set forth in Appendix C.
6.5	The Licensee agrees to pay the NIH sublicensing royalties as set forth in Appendix C.
6.6

A patent or patent application, in any given country or other jurisdiction, licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments on the earliest of the dates that, in such country or other jurisdiction:

(a)	the application has lapsed or been rejected, revoked or abandoned and not continued;
(b)	the patent expires or irrevocably lapses, or
(c)	the patent has been held to be revoked, invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.
(d)

one or more claims have been pending before the United States Patent and Trademark Office for more than [***] as of the date of Licensee’s signature found at the Signature Page of this Agreement, except that such [***] period shall be extended by a period equal to the time the examination of the claim(s) has been interrupted by (i) a derivation proceeding under 35 U.S.C. Section 135 or (ii) the claim(s) are the subject of an appeal filed by the NIH of a decision of an patent examiner pursuant to 37 C.F.R Part 1; provided, however, that if the claim(s) issue in a form substantially similar to the form in which they were originally filed, the claim(s) shall be deemed to fall within the scope of the Licensed Patent Rights on which royalties on Net Sales are due.

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6.7	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.
6.8

On sales of the Licensed Products by the Licensee to its Affiliates or sublicensees or on sales made in other than an arms‑length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms‑length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

6.9

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH prior to the effective date of this Agreement, an amount equal to [***], the Licensee shall pay the NIH, as an additional royalty, within sixty (60) days of the NIH’s submission of a statement and request for payment to the Licensee an amount equivalent to these unreimbursed expenses previously paid by the NIH, or a pro rata share thereof if there are multiple commercial licensees of the Licensed Patent Rights prior to the end of the sixty (60) day period for such payment by Licensee.

6.10

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH on or after the effective date of this Agreement and during the term of this Agreement, the NIH, at its sole option, may require the Licensee:

[***]

6.11

The NIH agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the NIH has requested payment from the Licensee under Paragraphs 6.9 and 6.10.  The Licensee agrees that all information provided by the NIH related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction.

6.12

The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon thirty (30) days written notice to the NIH and owe no payment obligation under Paragraph 6.10 for patent-related expenses paid in that country after thirty (30) days of the effective date of the written notice.

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7.	PATENT FILING, PROSECUTION, AND MAINTENANCE
7.1

Except as otherwise provided in this Article 7, the NIH agrees to take responsibility for the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all relevant patent‑related documents to the Licensee.  NIH shall instruct the law firm prosecuting the Licensed Patent Rights to furnish, upon execution of this Agreement and on a continuous basis thereafter as long as the Agreement is in effect, copies of relevant patent-related documents to Licensee, including all drafts of patent applications filings, domestic and foreign, amendments thereto, related correspondence and other related documents, sufficiently in advance to allow Licensee to comment thereon prior to filing or submission.  NIH shall, in good faith, take into consideration all reasonable comments provided by Licensee relating to the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights, provided however, that if Licensee has not commented prior to the relevant action deadline, NIH shall be free to act without consideration of Licensee's comments.

7.2

Upon the NIH’s written request or upon any determination by the NIH not to proceed or continue with the preparation, filing, prosecution, or maintenance (or combination thereof) of any patent application or patent included in the Licensed Patent Rights, the NIH shall provide the Licensee with written notice of such determination at least sixty (60) days prior to the deadline for taking any action for such patent application or patent or the date on which the abandonment of any such patent or application would become effective, whichever is earlier, and the Licensee shall have the right but not the obligation to assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all relevant patent‑related documents to the NIH.  In this event, the Licensee shall select registered patent attorneys or patent agents to provide these services on behalf of the Licensee and the NIH. The NIH shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services. The Licensee and its attorneys or agents shall consult with the NIH in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide the NIH sufficient opportunity to comment on any document that the Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office. If Licensee notifies NIH that Licensee does not intend to pursue or pay (or both) the costs of an application, then NIH may file such application at its own expense and Licensee's rights derived from this Agreement to that application will terminate.

7.3

NIH may provide Licensee with written notice that NIH wishes to reassume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights only if NIH determines that the Licensee:

(a)

is not executing the Commercial Development Plan submitted with Licensee’s request for a license and the Licensee cannot otherwise demonstrate to NIH's satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes;

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(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2; or
(c)	is not fulfilling its obligations regarding diligent preparation, filing, prosecutions, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights.
7.4

In making the determination referenced in Paragraph 7.3, NIH shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by Licensee under Paragraph 9.2. Prior to resuming control under Paragraph 7.3, NIH shall give written notice to Licensee providing Licensee specific notice of, and a [***] opportunity to respond to, NIH’s concerns as to the items referenced in 7.3(a)-7.3(c). If Licensee fails to initiate corrective action to NIH’s satisfaction, NIH may reassume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights.

7.5

Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of the Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.	RECORD KEEPING
8.1

The Licensee agrees to keep accurate and correct records of the Licensed Products made, used, sold, or imported and the Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the NIH.  These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours, but not more than once per year, for inspection, at the expense of the NIH, by an accountant or other designated auditor selected by the NIH for the sole purpose of verifying reports and royalty payments hereunder.  The accountant or auditor shall only have the right to audit those records that have not previously been audited pursuant to this Paragraph 8.1, unless the NIH determines that there is just cause for an additional audit, and shall only disclose to the NIH information relating to the accuracy of reports and royalty payments made under this Agreement.  If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then the Licensee shall reimburse the NIH for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8.  All royalty payments required under this Paragraph shall be due within sixty (60) days of the date the NIH provides to the Licensee notice of the payment due.  The Licensee shall have the right to require that any accountant or auditor, prior to conducting an audit under this Paragraph 8.1, enter into an appropriate non-disclosure agreement with the Licensee regarding such financial information.

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS
9.1

Prior to signing this Agreement, the Licensee has provided the NIH with the Commercial Development Plan in Appendix E, under which the Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application.  This Commercial

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Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.
9.2	[***]
9.3

The Licensee shall report to the NIH the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within [***] of such occurrences.

9.4

Following First Commercial Sale, the Licensee shall submit to the NIH, within [***] after each calendar half‑year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half‑year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due.  With each royalty report, the Licensee shall submit payment of earned royalties due.  If no earned royalties are due to the NIH for any reporting period, the written report shall so state.  The royalty report shall be certified as correct by an authorized officer of the Licensee [***].  The royalty report shall also identify the site of manufacture for the Licensed Product(s) sold in the United States.

9.5

The Licensee agrees to forward semi‑annually to the NIH a copy of these reports received by the Licensee from its sublicensees during the preceding half‑year period as shall be pertinent to a royalty accounting to the NIH by the Licensee for activities under the sublicense.

9.6

Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G.  [***]  The royalty report required by Paragraph 9.4 shall be mailed to the NIH at its address for Agreement Notices indicated on the Signature Page.

9.7	[***]
9.8	[***]
9.9

All plans and reports required by this Article 9 and marked “confidential” by the Licensee shall, to the extent permitted by law, be treated by the NIH as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the NIH under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 C.F.R. §5.65(d).

10.	PERFORMANCE
10.1

The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and the Licensed Processes to Practical Application.  “Reasonable commercial efforts” for the purposes of this provision shall include reasonable efforts to adhere to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D.  The efforts of a sublicensee shall be considered the efforts of the Licensee.

10.2	Upon the First Commercial Sale, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make the Licensed Products and the

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Licensed Processes reasonably accessible to the United States public. The efforts of a sublicensee shall be considered the efforts of the Licensee.
10.3

The Licensee agrees that, to the extent commercially reasonable or possible, after its First Commercial Sale, to make reasonable quantities of the Licensed Products or materials produced through the use of the Licensed Processes available to patient assistance programs.

10.4

The Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians reasonably detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

10.5

The Licensee agrees to supply to NIH, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, samples of of the marketing brochures for the Licensed Products or the Licensed Processes for educational and display purposes only.

11.	INFRINGEMENT AND PATENT ENFORCEMENT
11.1

The NIH and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

[***]

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION
12.1

The NIH offers no other warranties than those specified in Article 1: (i) HHS, by assignment of rights from NIH employees, on behalf of the Government, owns all intellectual property rights claimed in the United States and foreign patent applications and patents in the Licensed Patent Rights, (ii) HHS owns tangible embodiments of inventions actually reduced to practice, and (iii) NIH has the authority, by delegation from the Secretary of HHS, to enter into this Agreement.

12.2

The NIH does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3

THE NIH MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	The NIH does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

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12.5

The Licensee shall indemnify and hold the NIH, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage to the extent arising out of any suit or proceeding brought by a third party for:

(a)	the use by or on behalf of the Licensee, its sublicensees, their respective directors or employees, or third parties acting by the direction of Licensee of any Licensed Patent Rights; or
(b)

the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or other materials, products or processes developed by or on behalf of the Licensee or its sublicensees in connection with or arising out of the Licensed Patent Rights.

12.6

Licensee shall have no obligation to indemnify hereunder with respect to any liability, demands, damages, expenses, and losses to the extent arising out of any negligence or willful misconduct of the NIH or its employees, students, fellows, agents or consultants, or any breach by the NIH of the warranty set forth in Section 12.1 above.

12.7	The Licensee agrees to maintain a liability insurance program consistent with sound business practice.
13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS
13.1

This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.16 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2

In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within [***] after the date of notice in writing of the default, the NIH may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3

In the event that the Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, or receives notice of a third party's intention to file an involuntary petition in bankruptcy, the Licensee shall immediately notify the NIH in writing.

13.4	The Licensee shall have a unilateral right to terminate this Agreement or any licenses in any Licensed Fields of Use in any country or territory by giving the NIH [***] written notice to that effect.

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13.5	The NIH shall specifically have the right to terminate or modify, at its option, this Agreement by written notice to the Licensee, if the NIH reasonably determines that the Licensee:
(a)

is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the NIH’s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve the Practical Application of the Licensed Products or the Licensed Processes;

(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2;
(c)	has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;
(d)	has committed a material breach of a covenant or agreement contained in this Agreement that has not been remedied within the [***] period set forth in Paragraph 13.2 above;
(e)	is not keeping the Licensed Products or the Licensed Processes reasonably available to the public after commercial use commences;
(f)	cannot reasonably satisfy unmet health and safety needs;
(g)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.
13.6

In making the determination referenced in Paragraph 13.5, the NIH shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2.  Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the NIH shall give written notice to the Licensee providing the Licensee specific notice of, and a [***] opportunity to respond to, the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g).  If the Licensee fails to alleviate the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g) or within [***] following written notice from the NIH or otherwise fails to initiate corrective action to the NIH’s satisfaction, the NIH may terminate this Agreement upon written notice to the Licensee.

13.7

When the public health and safety so require, and after written notice to the Licensee providing the Licensee a [***] opportunity to respond, the NIH shall have the right to require the Licensee to grant sublicenses to responsible applicants, on reasonable terms, in any Licensed Fields of Use under the Licensed Patent Rights, unless the Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Licensed Patent Rights.  The NIH shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with the Licensee.

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13.8

The NIH reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement upon written notice to the Licensee if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee within [***] following written notice from the NIH.

13.9

Within [***] of receipt of written notice of the NIH's unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 C.F.R. §404.11, appeal the decision by written submission to the designated NIH official. The decision of the designated NIH official shall be the final agency decision.  The Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.10

Within [***] of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee.  Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expenses, due to the NIH shall become immediately due and payable upon termination or expiration.  If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with the NIH pursuant to Paragraph 4.3.  Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall have the right to offer for sale and sell any existing inventory of Licensed Products for a period of [***] following the effective termination date of this Agreement, subject to the royalty obligations as set forth in Appendix C.  The Licensee may not be granted additional NIH licenses if the final reporting requirement is not fulfilled.

14.	GENERAL PROVISIONS
14.1

Neither party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of a party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by that party or excuse a similar subsequent failure to perform any of these terms or conditions by the other party.

14.2

This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, the Licensed Products and the Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3

The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4

If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification.  No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

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14.6

All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier.  Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service.  Private metered postmarks shall not be acceptable as proof of timely mailing.

[***]

14.7

The Licensee agrees in its use of any NIH‑supplied materials to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines.  The Licensee agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46.  The Licensee agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying the NIH, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities.  Written notification to the NIH of research involving human subjects or clinical trials outside of the United States shall be given no later than [***] prior to commencement of the research or trials.

14.8

The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities.  The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of this agency.  The NIH neither represents that a license is or is not required or that, if required, it shall be issued.

14.9	The Licensee agrees to mark the Licensed Products or their packaging or containers in accordance with the applicable patent marking laws.
14.10

By entering into this Agreement, the NIH does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement.  The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the NIH, any other Government organizational unit, or any Government employee.  Additionally, the Licensee shall not use the names of the NIH, the FDA or the HHS or the Government or their employees in any advertising, promotional, or sales literature in connection with this Agreement or the Licensed Patent Rights without the prior written approval of the NIH.

14.11

The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13.  The Licensee agrees first to appeal any unsettled claims or controversies to the designated NIH official, or designee, whose decision shall be considered the final agency decision.  Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available.  Notwithstanding anything to the contrary in this Agreement, the

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Licensee shall have the right, without waiving any right or remedy available under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of the Licensee, pending any such settlement or the determination of any such appeal.

14.12

Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 C.F.R. Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.13

Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons shall be carried out by the Licensee at its expense, and appropriately verified proof of recordation shall be promptly furnished to the NIH.

14.14	Paragraphs 4.3, 8.1, 9.5-9.9, 12.1-12.5, 13.9, 13.10, 14.11 and 14.14 of this Agreement shall survive termination of this Agreement.
14.15

The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

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SIGNATURES BEGIN ON NEXT PAGE

NIH PATENT LICENSE AGREEMENT – EXCLUSIVE

SIGNATURE PAGE

For the NIH:

/s/ Richard U. Rodriguez	8/21/2015
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland  20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Jason F. Cole	8/31/2015
Signature of Authorized Official	Date

Jason F. Cole
Printed Name

SVP, General Counsel
Title

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I.	Official and Mailing Address for Agreement notices:

Jason Cole
Name

SVP, General Counsel
Title

Mailing Address

bluebird bio, Inc.

150 Second Street, Third Floor
Cambridge, MA 02141

Email Address:	jcole@bluebirdbio.com

Phone:

Fax:

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

Amber Casares
Name

Title

Mailing Address:

Accounts Payable

bluebirdbio, Inc.

150 Second Street

Cambridge, MA 02141

Email Address:	invoices@bluebirdbio.com

Phone:

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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APPENDIX A – Patent(s) or Patent Application(s)

Patent(s) or Patent Application(s):

[***]

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APPENDIX B – Licensed Fields of Use and Territory

I:	Licensed Field of Use I:

Exclusivity to the Licensed Patent Rights to make and have made, to sell, to offer for sale, to import, and to use in humans, human autologous peripheral blood T-cells modified by recombinant human immunodeficiency virus (“HIV”)-based lentiviral vectors or murine leukemia virus (“MLV”)-based gamma-retroviral vectors to express chimeric antigen receptors that recognize B-cell Maturation Antigen (“BCMA”) for the treatment or prevention of cancer and autoimmune disease [***].

II:	Licensed Field of Use II:

[***]

I.	Licensed Territory:	Worldwide

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APPENDIX C – Royalties

Royalties:

I.	The Licensee agrees to pay to the NIH a non-creditable, non-refundable license issue royalty in the amount of [***] within sixty (60) days from the effective date of this Agreement.
II.	The Licensee agrees to pay to the NIH a non-refundable minimum annual royalty as follows:
[***].
III.	(a)The Licensee agrees to pay the NIH [***] on Net Sales by or on behalf of the Licensee and its sublicensees, as follows:
[***]
IV.	The Licensee agrees to pay the NIH Benchmark royalties for certain preclinical, clinical and commercial milestones within sixty (60) days of achieving each milestone:

[***]

V.	The Licensee agrees to pay the NIH the following sublicensing royalties for granting each sublicense within sixty (60) days of the execution of each sublicense:

[***]

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APPENDIX D – Benchmarks and Performance

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIH that the Benchmark has been achieved.

[***]

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APPENDIX E – Commercial Development Plan

[***]

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Appendix F – Example Royalty Report

[***]

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Appendix G – Royalty Payment Options

The OTT License Number MUST appear on payments, reports and correspondence.

[***]

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